                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K-A


                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        MAY 15, 1996
                                                --------------------------------
                                 LABARGE, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      DELAWARE                       1-5761                73-0574586
- --------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
   of incorporation)                File Number)           Identification No.)

707 NORTH SECOND STREET, ST. LOUIS, MISSOURI                      63178
- --------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (314) 231-5960
                                                   -----------------------------

                                 LABARGE, INC.

                                   FORM 8-K-A



This document is an amendment to a current report on Form 8-K filed by the registrant on May 28, 1996 to report the acquisition by LaBarge/STC, Inc. a wholly owned subsidiary of the registrant, of the assets of Sorep Technology Corporation.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (a)  Financial statements of business acquired.

           (i) Statements of Operations and Retained Earnings for the twelve months ended December 31, 1995 and 1994, the four months ended December 31, 1993 and the twelve months ended August 31, 1993.
          (ii)   Balance Sheets as of December 31, 1995 and 1994.
         (iii) Statements of Cash Flows for the twelve months ended December 31, 1995 and 1994, the four months ended December 31, 1993 and the twelve months ended August 31, 1993.
         (iv) Balance Sheets as of March 31, 1996 and 1995 and Statements of Operations and Retained Earnings and Cash Flows for the three months ended March 31, 1996 and 1995.

  (b)  Pro forma financial information.

          (i) Combined Statements of Operations for the twelve months ended July 2, 1995 and the nine months ended March 31, 1996.
         (ii)    Combined Balance Sheets as of March 31, 1996.
  (c)  Exhibits.

        23(a)    Consent of Independent Auditors.

                      [KPMG PEAT MARWICK LLP-LETTERHEAD]




                         INDEPENDENT AUDITORS' REPORT


The Board of Directors
Sorep Technology Corp.:

We have audited the accompanying balance sheets of Sorep Technology Corp. as of December 31, 1995 and 1994, and the related statements of operations and retained earnings, and cash flows for the years ended December 31, 1995 and 1994, four months ended December 31, 1993, and year ended August 31, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sorep Technology Corp. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years ended December 31, 1995 and 1994, four months ended December 31, 1993, and year ended August 31, 1993, in conformity with generally accepted accounting principles.


                                               KPMG PEAT MARWICK LLP

June 18, 1996

SOREP TECHNOLOGY CORP.                                                 ITEM 7(A)
For the dates indicated


STATEMENTS OF OPERATIONS & RETAINED EARNINGS
(dollars in thousands)

                                             Twelve months           Twelve Months         Four Months           Twelve Months
                                                Ended                    Ended                Ended                 Ended
                                              December 31,           December 31,         December 31,            August 31,
                                                1995                     1994                 1993                   1993
- -----------------------------------------------------------------------------------------------------------------------------------
NET SALES                                      $   5,780             $     2,394            $     967           $   1,263
- -----------------------------------------------------------------------------------------------------------------------------------
COSTS AND EXPENSES:
  Cost of sales                                    4,465                   1,686                  806               1,046
  Selling and administrative expenses                415                     362                  125                 359
- -----------------------------------------------------------------------------------------------------------------------------------
                                                   4,880                   2,048                  931               1,405

EARNINGS (LOSS) FROM OPERATIONS                      900                     346                   36                (142)
  Other income, net                                   20                      35                    8                  21
- -----------------------------------------------------------------------------------------------------------------------------------
EARNINGS (LOSS) BEFORE INCOME TAXES                  920                     381                   44                (121)
Income tax expense                                    20                       0                    0                   0
- -----------------------------------------------------------------------------------------------------------------------------------
NET EARNINGS (LOSS)                            $     900             $       381            $      44           $    (121)

BEGINNING RETAINED EARNINGS
  (ACCUMULATED DEFICIT)                        $     (68)            $      (449)           $    (493)          $    (372)
  Dividends paid                                    (640)                      0                    0                   0
- -----------------------------------------------------------------------------------------------------------------------------------
ENDING RETAINED EARNINGS
  (ACCUMULATED DEFICIT)                        $     192             $       (68)           $    (449)          $    (493)
====================================================================================================================================

See accompanying notes to financial statements.

SOREP TECHNOLOGY CORP.                                                 ITEM 7(A)
For the dates indicated


BALANCE SHEETS
(dollars in thousands)

                                                                                       December 31,           December 31,
                                                                                          1995                   1994
- ----------------------------------------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                          $     165                 $  1,139
  Accounts receivable, net                                                               1,033                      188
  Inventories                                                                              476                       79
  Prepaid expenses                                                                          34                        0
- ----------------------------------------------------------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                                                 1,708                    1,406
- ----------------------------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT, NET                                                         115                       87
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                     $   1,823                 $  1,493
==================================================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                                                   $     143                 $    100
  Accrued liabilities                                                                      249                      222
- ----------------------------------------------------------------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                                                              392                      322
- ----------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
  Common stock                                                                               3                        3
  Paid in capital                                                                        1,236                    1,236
  Retained earnings (accumulated deficit)                                                  192                      (68)
- ----------------------------------------------------------------------------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY                                                           1,431                    1,171
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                     $   1,823                 $  1,493
==================================================================================================================================


See accompanying notes to financial statements.

SOREP TECHNOLOGY CORP.                                                 ITEM 7(A)
For the dates indicated


STATEMENTS OF CASH FLOWS
(dollars in thousands)

                                               Twelve months         Twelve Months         Four Months           Twelve Months
                                                   Ended                Ended                 Ended                 Ended
                                                December 31,         December 31,         December 31,            August 31,
                                                   1995                 1994                  1993                   1993
- ---------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net earnings (loss)                            $    900            $       381            $      44           $    (121)
  Adjustments to reconcile net earnings
   (loss) to net cash provided (used)
   by operating activities:
    Depreciation                                       33                     31                   17                  53
    Loss on sale of assets                              0                     64                    0                   0
    Changes in operating assets and liabilities:
      Accounts receivable, net                       (844)                   224                 (298)                (68)
      Inventories                                    (398)                     3                   14                 (75)
      Prepaid expenses                                (34)                     3                    3                   0
      Accounts payable                                 43                     10                   10                 (25)
      Accrued liabilities                              27                    (44)                  90                 176
- ---------------------------------------------------------------------------------------------------------------------------------
  NET CASH PROVIDED (USED) BY
   OPERATING ACTIVITIES                              (273)                   672                 (120)                (60)
- ---------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES --
  additions to property, plant and equipment          (61)                     0                    0                   0
- ---------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Payment of dividends                               (640)                     0                    0                   0
  Payment of debt to affiliate, net                     0                   (114)                   6                (195)
- ---------------------------------------------------------------------------------------------------------------------------------
  NET CASH PROVIDED (USED) BY
   FINANCING ACTIVITIES                              (640)                  (114)                   6                (195)
- ---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS                                    (974)                   558                 (114)               (255)
CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                                1,139                    581                  695                 950
- ---------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT
 END OF PERIOD                                   $    165            $     1,139            $     581           $     695
=================================================================================================================================



See accompanying notes to financial statements.

                          SOREP TECHNOLOGY CORPORATION
                         NOTES TO FINANCIAL STATEMENTS


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS DESCRIPTION
The Company is a manufacturer of hybrid circuits and high temperature board assemblies used mainly by the oil and gas well service industry to measure and communicate information concerning down hole well information to surface based engineers. The Company (prior to its acquisition by LaBarge, Inc.) was owned 55% by Sorep, S.A. and 45% by Schlumberger.

The Company's principal customer is a unit of Schlumberger and accounts for more than 90% of its sales. Significant related party transactions including the payment of dividends and royalties existed between the companies in each of the reporting years. Gross profits derived from such sales are generally equivalent to those of sales to other companies. All transactions occurred as if at arms length with the exception of the royalties paid by Sorep to its owners.

Sales for export accounted for less than 10% of sales in all reporting periods.

FISCAL REPORTING PERIOD
Sorep Technology Corporation (the "Company") uses a fiscal year ending December
31.  Prior to fiscal year 1993, the Company used a fiscal year end date August
31.

INCOME RECOGNITION
Sales and related cost of sales are recognized at the time of shipment.

INVENTORIES
Inventories are stated at the lower of cost or market. Costs of raw materials, work in process and finished goods are determined on a weighted average cost method.

PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment is carried at cost and includes additions and improvements, which extend the remaining useful life of the assets. Depreciation is computed on the straight-line method.

INCOME TAXES
Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to the differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.

CASH EQUIVALENTS
The Company considers cash equivalents to be temporary investments which are readily convertible to cash, such as certificates of deposit, commercial paper and treasury bills with original maturity of less than three months.

                                                                       ITEM 7(A)

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates. Actual results could differ from these estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS
The carrying amounts of cash, accounts receivable and accounts payable approximate fair market value due to the short maturity of these instruments.


2.  ACCOUNTS RECEIVABLE, NET

Accounts receivable consists of trade receivables from customers for product shipped and invoiced, but not yet paid. In 1994, an allowance of $53,000 was provided to reserve for a possible loss on one account while in all other years such allowance was zero.


3.  INVENTORIES

Inventories consist of the following:
(dollars in thousands)

                                                     December 31,               December 31,
                                                        1995                       1994
- ----------------------------------------------------------------------------------------------
Raw materials                                        $    426                 $      29
Work in process                                            35                        35
Finished goods                                             15                        15
- ----------------------------------------------------------------------------------------------
                                                     $    476                 $      79
==============================================================================================



4.  PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment is summarized as follows:
(dollars in thousands)

                                                      December 31,             December 31,
                                                         1995                     1994
- ----------------------------------------------------------------------------------------------
Operating equipment                                  $    423                 $     365
Furniture and fixtures                                     31                        27
Accumulated depreciation                                 (339)                     (305)
- ----------------------------------------------------------------------------------------------
                                                     $    115                 $      87
==============================================================================================


Operating equipment is depreciated on useful lives of 5-10 years and furniture and fixture are depreciated on a 5-year basis.

                                                                       ITEM 7(A)



5.  EMPLOYEE BENEFIT PLANS

The Company offers no retirement plan for its employees. Under a special employment agreement, the president of the Company has a one-time retirement benefit of a lump sum payment of $50,000 which was accrued in fiscal 1994. No other plans exist.


6.  INCOME TAXES

Due to significant operating losses, the Company recorded a 100% valuation reserve on net operating loss carryforward ("NOLCF"). During subsequent periods, the net operating loss was used to reduce taxable income with a corresponding reduction in the valuation reserve. At December 31, 1995, the valuation reserve was equal to the remaining NOLCF and deferred tax assets.


7.  LITIGATION AND CONTINGENCIES

The Company was not involved in any litigation during the reporting periods. The Company established a reserve of $250,000 in the fiscal year 1993 to cover the cost to repair certain products previously shipped to one customer. During subsequent periods, the Company repaired units for this customer under warranty. The balance of this reserve at December 31, 1994 was $100,000 and at December 31, 1995 the reserve was zero and no further liability exists.

SOREP TECHNOLOGY CORP.                                                 ITEM 7(A)



STATEMENTS OF OPERATIONS & RETAINED EARNINGS (UNAUDITED)
(dollars in thousands)

                                                                             Three Months Ended
                                                                        March 31,            March 31,
                                                                          1996                 1995
- ---------------------------------------------------------------------------------------------------------
NET SALES                                                               $   1,916             $  638
- ---------------------------------------------------------------------------------------------------------
COSTS AND EXPENSES:
  Cost of sales                                                             1,359                564
  Selling and administrative expenses                                          95                 90
- ---------------------------------------------------------------------------------------------------------
                                                                            1,454                654

EARNINGS FROM OPERATIONS                                                      462                (16)
- ---------------------------------------------------------------------------------------------------------
  Other income, net                                                             1                 17
- ---------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INCOME TAXES                                                  463                  1
Income tax expense                                                              6                  0
- ---------------------------------------------------------------------------------------------------------
NET EARNINGS                                                            $     457             $    1

BEGINNING RETAINED EARNINGS (ACCUMULATED DEFICIT)                       $     192             $  (68)
- ---------------------------------------------------------------------------------------------------------
ENDING RETAINED EARNINGS (ACCUMULATED DEFICIT)                          $     649             $  (67)
=========================================================================================================



See accompanying notes to financial statements.

SOREP TECHNOLOGY CORP.                                                 ITEM 7(A)




BALANCE SHEET (UNAUDITED)
(dollars in thousands)

                                                                    March 31,               March 31,
                                                                      1996                    1995
- ------------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                      $     823              $    1,129
  Accounts receivable, net                                           1,029                     145
  Inventories                                                          646                     150
  Prepaid expenses                                                      26                      10
- ------------------------------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                             2,524                   1,434
- ------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT, NET                                     115                     113
- ------------------------------------------------------------------------------------------------------
                                                                 $   2,639              $    1,547
======================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                               $     445              $      125
  Accrued liabilities                                                  306                     250
- ------------------------------------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                                          751                     375
- ------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
  Common stock                                                           3                       3
  Paid in capital                                                    1,236                   1,236
  Retained earnings (accumulated deficit)                              649                     (67)
- ------------------------------------------------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY                                       1,888                   1,172
- ------------------------------------------------------------------------------------------------------
                                                                 $   2,639              $    1,547
=======================================================================================================

See accompanying notes to financial statements.

SOREP TECHNOLOGY CORP.                                                 ITEM 7(A)



STATEMENTS OF CASH FLOWS (UNAUDITED)
(dollars in thousands)

                                                                              Three Months Ended
                                                                        March 31,              March 31,
                                                                          1996                   1995
- ----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net earnings                                                        $    457              $      1
  Adjustments to reconcile net cash provided
   by operating activities:
    Depreciation                                                            11                     7
    Changes in assets and liabilities:
      Accounts receivable, net                                               4                    43
      Inventories                                                         (170)                  (71)
      Prepaid expenses                                                       8                   (10)
      Accounts payable                                                     302                    25
      Accrued liabilities                                                   57                    28
- ----------------------------------------------------------------------------------------------------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                                669                    23
- ----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES --
  additions to property, plant and equipment                               (11)                  (33)
- ----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                       658                   (10)
CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                                                       165                 1,139
- ----------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT
 END OF PERIOD                                                        $    823              $  1,129
==========================================================================================================


See accompanying notes to financial statements.

                                                                       ITEM 7(A)
                          SOREP TECHNOLOGY CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)


1.  FINANCIAL STATEMENTS - BASIS OF PREPARATION
The balance sheet at March 31, 1996 and 1995 and the related statements of operations and retained earnings, and cash flows for the three months ended March 31, 1996 and 1995 have been prepared by Sorep Technology Corporation (the "Company") without audit. In the opinion of management, adjustments of a normal and recurring nature necessary to present fairly the financial position of the results of operations and cash flows for the aforementioned periods have been made.

Certain information and footnote disclosures normally included in financial statements prepared in conformity with generally accepted accounting principles have been condensed or omitted. These financial statements should be read in conjunction with the audited financial statements and notes thereto for the fiscal year ended December 31, 1995 included in this Form 8-K-A.


2.  BUSINESS DESCRIPTION

Prior to March 31, 1995, the Company's principal product consisted of hybrid circuits only. Beginning in the quarter ended March 31, 1995, the Company began developing high temperature assemblies to compliment its hybrid circuit products. Limited sales of these products occurred during the quarter then ended and therefore, costs associated with new employment caused losses.


3.  INVENTORIES

Inventories consist of the following:
(dollars in thousands)

                                                             March 31,                 March 31,
                                                               1996                      1995
- --------------------------------------------------------------------------------------------------
Raw materials                                               $    472                 $     110
Work in process                                                  146                        34
Finished goods                                                    28                         6
- --------------------------------------------------------------------------------------------------
                                                            $    646                 $     150
==================================================================================================

4.  PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment is summarized as follows:
(dollars in thousands)

                                                      March 31,                March 31,
                                                        1996                     1995
- -------------------------------------------------------------------------------------------
Operating equipment                                $     433                 $    398
Furniture and fixtures                                    31                       27
Less accumulated depreciation                           (349)                    (312)
- -------------------------------------------------------------------------------------------
                                                   $     115                 $    113
===========================================================================================


Operating equipment is depreciated utilizing useful lives ranging from 5-10 years and furniture and fixtures are depreciated on a 5-year basis.

                                                                       ITEM 7(B)



               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial information reflects the acquisition of Sorep Technology Corp. which was consummated on May 15, 1996 and the incurrence of indebtedness by the Company in connection therewith , as of the beginning of the period presented for pro forma statements of operation purposes and on March 31, 1996 for pro forma balance sheet purposes. This information is presented for comparative purposes only and is not necessarily indicative of the combined results of operations in the future or of what the combined results of operations would have been if the foregoing transactions had actually been consummated as of such date. The unaudited pro forma combined financial information should be read in connection with the historical financial statements of the Company.

LABARGE, INC.                                                          ITEM 7(B)
PRO FORMA FINANCIAL STATEMENT
For the dates indicated

STATEMENTS OF OPERATIONS
(dollars in thousands except per share data)

                                                                                    Pro Forma
                                LaBarge, Inc.     Sorep Tech                        Combined           LaBarge, Inc.
                                Twelve months    Twelve months                     Twelve months        Nine months
                                    Ended           Ended                             Ended               Ended
                                   July 2,         June 30,        Pro Forma          July 2,            March 31,
                                    1995            1995          Adjustments          1995                1996
- --------------------------------------------------------------------------------------------------------------------------
NET SALES                            $  61,646           $ 2,905          $  0             $ 64,551         $49,695
- --------------------------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
  Cost of sales                         51,391             2,495             0               53,886          41,188
  Selling and administrative expenses    7,819               361            40 (b)            8,220           5,885
- --------------------------------------------------------------------------------------------------------------------------
                                        59,210             2,856            40               62,106          47,073

EARNINGS FROM OPERATIONS                 2,436                49           (40)               2,445           2,622
- --------------------------------------------------------------------------------------------------------------------------
  Interest expense                       1,725                 0            223 (c)           1,948             996
  Other income, net                        291                46             0                  337             211
- --------------------------------------------------------------------------------------------------------------------------

EARNINGS BEFORE INCOME TAXES             1,002                95          (263)                 834           1,837
Income tax expense (benefit)              (318)                2           (59)(d)             (375)            118
- --------------------------------------------------------------------------------------------------------------------------

NET EARNINGS                         $   1,320           $    93        $ (204)            $  1,209         $ 1,719
==========================================================================================================================

NET EARNINGS PER COMMON SHARE           $ 0.09                 0             0               $ 0.08          $ 0.11
==========================================================================================================================

AVERAGE COMMON SHARES OUTSTANDING       15,223                 0             0               15,223          15,281
==========================================================================================================================


                                                                     Pro Froma
                                     Sorep Tech                      Combined
                                     Nine months                     Nine months
                                       Ended          Pro Forma        Ended
                                      March 31,       Adjustments     March 31,
                                       1996                             1996
- --------------------------------------------------------------------------------------------------------------------------
NET SALES                              $ 5,675           $     0          $   55,370
- --------------------------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
  Cost of sales                          4,085                 0              45,273
  Selling and administrative expenses      293                31 (b)           6,209
- --------------------------------------------------------------------------------------------------------------------------
                                         4,378                31              51,482

EARNINGS FROM OPERATIONS                 1,297               (31)              3,888
- --------------------------------------------------------------------------------------------------------------------------
  Interest expense                           0               168 (c)           1,164
  Other income, net                          1                 0                 212
- --------------------------------------------------------------------------------------------------------------------------

EARNINGS BEFORE INCOME TAXES             1,298              (199)              2,936
Income tax expense (benefit)                24               (71)(d)             213
- --------------------------------------------------------------------------------------------------------------------------

NET EARNINGS                           $ 1,274           $  (270)         $    2,723
==========================================================================================================================

NET EARNINGS PER COMMON SHARE                0                0           $     0.18
==========================================================================================================================

AVERAGE COMMON SHARES OUTSTANDING            0                0               15,281
==========================================================================================================================

LABARGE, INC.                                                          ITEM 7(B)
For the dates indicated

BALANCE SHEETS
(dollars in thousands)

                                                                                                                   Pro Forma
                                                      LaBarge, Inc.        Sorep Tech                               Combined
                                                        March 31,           March 31,         Pro Forma             March 31,
                                                         1996                 1996           Adjustments              1996
- -----------------------------------------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                          $     447           $      823           $     0                $ 1,270
  Accounts and notes receivable, net                    13,916                1,029                 0                 14,945
  Inventories                                           17,105                  646                 0                 17,751
  Prepaid expenses                                         402                   26                 0                    428
  Deferred tax assets, net                                 758                    0                 0                    758
- -----------------------------------------------------------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                32,628                2,524                 0                 35,152
- -----------------------------------------------------------------------------------------------------------------------------------
MARKETABLE SECURITIES, AT COST                             250                    0                 0                    250
PROPERTY, PLANT AND EQUIPMENT, NET                       3,086                  115                 0                  3,201
DEFERRED TAX ASSETS, NET                                 2,492                    0                 0                  2,492
OTHER ASSETS, NET                                        1,911                    0               403(a)               2,314
- -----------------------------------------------------------------------------------------------------------------------------------
                                                     $  40,367           $    2,639           $   403                $43,409
===================================================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Short-term borrowings                              $   9,000           $        0           $ 2,291(a)             $11,291
  Current maturities of long-term debt                     778                    0                 0                    778
  Accounts payable                                       8,579                  445                 0                  9,024
  Accrued liabilities                                    3,455                  306                 0                  3,761
- -----------------------------------------------------------------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                           21,812                  751             2,291                 24,854
- -----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM OBLIGATION:
  Long-term debt                                         3,521                    0                 0                  3,521
- -----------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
  Common stock                                             153                    3                (3)(a)                153
  Paid in capital                                       12,630                1,236            (1,236)(a)             12,630
  Retained earnings                                      2,251                  649              (649)(a)              2,251
- -----------------------------------------------------------------------------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY                          15,034                1,888            (1,888)                15,034
- -----------------------------------------------------------------------------------------------------------------------------------
                                                     $  40,367           $    2,639           $   403                $43,409
===================================================================================================================================

                                                                       ITEM 7(B)



ADJUSTING ENTRIES TO REFLECT PURCHASE OF NET ASSETS BY LABARGE, INC.
 AS IF THE TRANSACTION HAD TAKEN PLACE ON JULY 4, 1994

                                                                                                              As of and
                                                                   For Twelve Months Ended               For Nine Months Ended
                                                                        July 2, 1995                         March 31, 1996
                                                               Debit                   Credit           Debit             Credit
                                                               -----                   ------           -----            ------
(a)Common stock                                                                                              3
    Paid in capital                                                                                      1,236
    Retained Earnings                                                                                      649
    Goodwill                                                                                               403
     Short-term borrowings                                                                                                 2,291
      To record the purchase of the net assets of
        Sorep Tech by LaBarge, Inc.

(b)Amortization of goodwill                                        40                                       31
     Other assets, net                                                                     40                                 31
      To record the amortization of goodwill based on a
        ten (10) year life.

(c)Interest expense                                               223                                     168
     Short-term borrowings                                                                223                                168
      To record the interest cost of additional borrowings
       (interest rate of 9.75%) used to purchase the assets.

(d)Accrued liabilities                                             59                                                         71
      Income tax expense                                                                   59              71
       To record the tax benefit or expense of higher interest
       cost and goodwill amortization.  For the twelve months
       ended July 2, 1995, the effective tax rate is 34% as the
       benefit would be used to offset federal income tax.  For
       the nine months ended March 31, 1996, the effective tax
       rate is 6% as the expense would be offset by net
       operating loss carry-forwards of LaBarge, Inc. on a
       combined basis.

                                     -18-

                                                                       ITEM 7(B)



             NOTE TO CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS

Prior to approximately January 1995, the Company's principal products consisted solely of hybrid circuits mainly used by the oil and gas well service industry. Beginning in January 1995, the Company began producing high temperature wired assemblies in addition to hybrid circuits. The increase in volume provided by these new products which did not cause a significant increase in fixed costs allowed the Company to increase its profits. This change accounts for the variance in profits when comparing the twelve months ended July 2, 1995 and the nine months ended March 31, 1996.

LaBarge, Inc. anticipates that this higher volume will be maintained in the future. LaBarge anticipates that the cost structure will increase as the Company pursues new market opportunities and implements various systems changes within LaBarge/STC, Inc. and therefore somewhat lower profits can be expected in the near term from this operation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              LABARGE, INC.



Date:  July 22, 1996                     By:        /s/ Craig E. LaBarge
                                              ---------------------------------
                                              Craig E. LaBarge
                                              President




                                     -20-